Exhibit 99.1

MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on XXXXXX XX, 20XX. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/ANGI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends that you vote FOR each of the following proposals: + ForAgainst Abstain 1. To adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 1, 2017, among Angie’s List, Inc., IAC/InterActiveCorp, a Delaware corporation (“IAC”), ANGI Homeservices Inc. (f/k/a Halo TopCo, Inc.), a Delaware corporation and direct wholly owned subsidiary of IAC (“ANGI Homeservices”), and Casa Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of ANGI Homeservices. 2. To consider and cast an advisory (non-binding) vote upon a proposal to approve compensation payable to certain executive officers of Angie’s List in connection with the merger 3. To approve one or more adjournments or postponements of the special meeting if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there are not sufficient votes at the time of the special meeting to adopt the Merger Agreement. NOTE: In their discretion, the proxies named on this proxy card are authorized to vote upon such other business as may properly come before the special meeting or any adjournments or postponements thereof. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 4 6 4 3 0 1 02O42D MMMMMMMMM C B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. SPECIAL MEETING OF ANGIE’S LIST STOCKHOLDERS [•], 2017 [•] Eastern time [location] Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement/Prospectus are available at www.proxyvote.com. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Angie’s List, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING ON [•], 2017. [•] and [•], or either of them, each with the full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Angie’s List, Inc., to be held on [•], 2017 at [•], at [•] Eastern time, and any adjournments or postponements thereof. SEE REVERSE SIDE: If you are voting by mail and wish to vote in accordance with the Board of Directors’ recommendations, simply sign and date on the reverse side and return this proxy card in the enclosed envelope. You need not mark any boxes. CONTINUED AND TO BE SIGNED ON REVERSE SIDE THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.